UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   December 31, 2010

EXPEDITE 5, INC.
(Exact Name of Registrant As Specified In Charter)

DELAWARE	000-52869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

21 Arlington Street
London, United Kingdom SW1A 1RN
(Address of Principal Executive Offices)

44 20 7491 6414
  (Issuer Telephone Number)
212 Carnegie Center #206
Princeton, NJ 08540
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 Material Modifications to Rights of Security Holders

On June 3, 2010, Expedite 5, Inc., (the “Company”) issued a warrant to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.00 per share (the “Warrant”) to a certain accredited investor. The Warrant had an expiration date of December 31, 2010 at 5pm eastern Standard time. On December 31, 2010, the Company agreed to extend the Warrant to January 31, 2011.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Shell company transactions. None
(d)	Exhibits.
	Exhibit #	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITE 5, INC

By:	/s/Mark Opzoomer
Mark Opzoomer President, Chief Executive Officer and Director

Dated: January 6, 2011